Exhibit 10.36

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION VERSION

AMENDMENT NO. 3 TO

SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 3 to Second Amended and Restated Master Repurchase Agreement, dated as of March 9, 2018, among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“Administrative Agent”), CREDIT SUISSE AG, a company incorporated under the laws of Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), ALPINE SECURITIZATION LTD (“Alpine” and a “Buyer”) and CALIBER HOME LOANS, INC. (the “Seller”).

RECITALS

The Administrative Agent, the Buyers and the Seller are parties to that certain Second Amended and Restated Master Repurchase Agreement, dated as of August 26, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Repurchase Agreement”; as further amended by this Amendment, the “Repurchase Agreement”) and the related Amended and Restated Pricing Side Letter, dated as of August 26, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Administrative Agent, the Buyers and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Administrative Agent, the Buyers and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Conditions Precedent. Section 10b. of the Existing Repurchase Agreement is hereby amended by deleting subclause (11) thereof in its entirety and replacing it with the following:

(11) DE Compare Ratio. Seller’s DE Compare Ratio is less than [***] (provided, that, with respect to the DE Compare Ratio calculated using the data for each calendar month ending between December 31, 2017 and July 31, 2018, such condition precedent shall not apply) and HUD has not suspended Seller’s ability to originate FHA Loans in one or more jurisdictions.

SECTION 2. Conditions Precedent to Amendment. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the receipt by Administrative Agent of the following, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a) this Amendment, duly executed and delivered by the Administrative Agent, the Buyers and the Seller.

SECTION 3. Representations and Warranties. The Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in a Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Authorized Signer

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Authorized Signatory

ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York Branch, as Attorney-in-Fact

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Vice President

By:	/s/ Kenneth Aiani
Name:	Kenneth Aiani
Title:	Vice President

Signature Page to Amendment No. 3 to Second A&R MRA

CALIBER HOME LOANS, INC., as Seller

By:	/s/ Vasif Imtiazi
Name:	Vasif Imtiazi
Title:	CFO

Signature Page to Amendment No. 3 to Second A&R MRA